UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022 (December 30, 2022)

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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (562) 435-3666

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MOH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.
☐

Item 7.01.    Regulation FD Disclosure.

On December 30, 2022, the California Department of Health Care Services (“DHCS”) announced the award of Medi-Cal contracts to Molina Healthcare of California, a health plan subsidiary of Molina Healthcare, Inc. (“Molina”), commencing on January 1, 2024.  The announcement replaces the awards originally made under the recent Medi-Cal procurement process announced in August 2022, and the ensuing administrative protests.

The December 30th DHCS announcement confirms Molina’s five-county footprint as originally announced in August 2022, including Medi-Cal awards in each of Los Angeles, Riverside, Sacramento, San Bernardino, and San Diego Counties.  Under the new award announcement, DHCS has re-introduced one current incumbent in each of Los Angeles, Sacramento, and San Diego Counties.  In Los Angeles County, Molina will share commercial membership equally with the current commercial incumbent.  In Riverside and San Bernadino Counties, Molina will remain the sole commercial health plan.  DHCS has also agreed to grant Molina a contract to offer D-SNP products for dual eligible members in Los Angeles County.

Molina will hold a conference call and webcast to update investors on these developments at 8:00 a.m. Eastern Time on Tuesday, January 3, 2023.  On the conference call, Molina will address, among other things, the projected impact of the awards on its 2024 Medi-Cal membership and premium revenues, as well as an updated outlook on earnings per share for the three new recent contract wins.

The number to call for the interactive teleconference is 1-877-883-0383 and the confirmation number is 2780359.  A telephonic replay of the conference call will be available through January 10, 2023, by dialing 1-877-344-7529 and entering the confirmation number 9630491.  A live audio broadcast of this conference call will be available on Molina’s website, molinahealthcare.com.  A 30-day online replay will be available approximately an hour following the conclusion of the live broadcast.

Note: The information in this Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This Form 8-K contains forward-looking statements regarding the recently announced award of Medicaid managed care contracts to Molina’s California health plan in the five identified California counties.  All forward-looking statements are based on Molina’s current expectations that are subject to numerous risks and uncertainties that could cause actual results to differ materially.  Such risks include, without limitation, the failure to finalize, formalize, or execute the four prime Medicaid managed care contracts or the Los Angeles County subcontract, changes incidental to separate legal action, a delay in the start date of the contracts, or other subsequent or supervening action by DHCS or a court.  Given these risks and uncertainties, Molina cannot give assurances that its forward-looking statements will prove to be accurate.  All forward-looking statements in this Form 8-K represent Molina’s judgment as of the date hereof, and Molina disclaims any obligation to update any forward-looking statements to conform the statement to changes in its expectations that occur after the date of this Form 8-K.  Information regarding the other risk factors to which Molina is subject is provided in greater detail in its periodic reports and filings with the Securities and Exchange Commission (the “SEC”), including Molina’s most recent Annual Report on Form 10-K. These reports can be accessed under the investor relations tab of Molina’s website or on the SEC’s website at sec.gov.

Exhibit No.	Description
104	Cover Page information from Molina Healthcare, Inc.’s Current Report on Form 8-K filed on December 30, 2022 formatted in iXBRL (Inline Extensible Business Reporting Language)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	December 30, 2022	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary